                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934

     Date of Report (Date of earliest event reported): September 21, 1999

                       Commission File Number: 000-25269

                              VerticalNet, Inc.
            (Exact name of registrant as specified in its charter.)


              Pennsylvania                            23-2815834
      ------------------------------              -----------------------
     (State or other jurisdiction of               (I.R.S. Employer
      incorporated of organization)                 Identification No.)

                               700 Dresher Road
                              Horsham, PA. 19044
                        ------------------------------
                   (Address of principal executive offices,
                             including zip code)


       Registrant's telephone number, including area code: (215)328-6100

                                Not Applicable
                     ------------------------------------
                            (Former name or former
                    address, if change since last report.)

Item 5. OTHER EVENTS.

        On September 21, 1999, VerticalNet, Inc. (the "Registrant") publicly announced that it entered into a purchase agreement providing for the sale by the Registrant of $100 million of its 5 1/4% convertible subordinated debentures due 2004.

        A copy of the press release issued by the Registrant on September 21, 1999 concerning the purchase agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    99.1 Press Release of the Registrant, dated September 21, 1999.

                                      1

                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VERTICALNET, INC.

Date: September 21, 1999                By: /s/ Gene S. Godick
                                            -------------------
                                            Gene S. Godick
                                            Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                  Description of Document
-------                 -----------------------

99.1  Press Release of the Registrant, dated September 21, 1999

TYPE:  EX-99.1
SEQUENCE: 2
DESCRIPTION:  PRESS RELEASE DATED SEPTEMBER 21, 1999